OPINION AND CONSENT OF ACTUARY


     On behalf of AIG Life Insurance Company, I hereby consent to the inclusion of the Tables entitled "Minimum Premium" and "Surrender Charge Premium" in a Registration Statement on Form S-6 (No. 33-90684) registering Variable Life Insurance Policies.

                                                ------------------------------
                                                Michael J. Burns, FSA, MAAA

May 1, 2000